                          SECURITIES EXCHANGE AGREEMENT


                  THIS SECURITIES EXCHANGE AGREEMENT (this "AGREEMENT") is entered into as of June 30, 1999 by and among Aegis Communications Group, Inc., a Delaware corporation (the "COMPANY"), Thayer Equity Investors III, L.P., a Delaware limited partnership ("THAYER"), Edward Blank ("BLANK"), The Edward Blank 1995 Grantor Retained Annuity Trust ("BLANK TRUST") and ITC Service Company ("ITC"). Thayer, Blank, Blank Trust and ITC are sometimes referred to herein, collectively, as the "NOTEHOLDERS" and, individually, as a "NOTEHOLDER").


                                 R E C I T A L S

              A.       WHEREAS, Thayer is the holder of:

     (i) a Convertible Promissory Note dated July 9, 1998 in the original principal amount of $6,872,500 made by the Company in favor of Thayer;

     (ii) a Convertible Promissory Note dated September 30, 1998 in the original principal amount of $194,720.83 made by the Company in favor of Thayer;

     (iii) a Convertible Promissory Note dated December 31, 1998 in the original principal amount of $216,728.11 made by the Company in favor of Thayer;

     (iv) a Convertible Promissory Note dated March 31, 1999 in the original principal amount of $218,518.46 made by the Company in favor of Thayer;

     (v) a Convertible Promissory Note dated June 30, 1999 in the original principal amount of $227,574.84 made by the Company in favor of Thayer;

     (vi) a Convertible Promissory Note dated July 29, 1998 in the original principal amount of $1,418,160 made by the Company in favor of Thayer;

     (vii) a Convertible Promissory Note dated October 23, 1998 in the original principal amount of $1,567,440 made by the Company in favor of Thayer;

     (viii) a Convertible Promissory Note dated September 30, 1998 in the original principal amount of $29,781.36 made by the Company in favor of Thayer;

     (ix) a Convertible Promissory Note dated December 31, 1998 in the original principal amount of $80,454.66 made by the Company in favor of Thayer;

     (x) a Convertible Promissory Note dated March 31, 1999 in the original principal amount of $92,875.08 made by the Company in favor of Thayer; and

     (xi) a Convertible Promissory Note dated June 30, 1999 in the original principal amount of $96,724.24 made by the Company in favor of Thayer (collectively the "THAYER NOTES").

              B.       WHEREAS, Blank is the holder of:

     (i) a Convertible Promissory Note dated July 29, 1998 in the original principal amount of $220,440 made by the Company in favor of Blank;

     (ii) a Convertible Promissory Note dated October 23, 1998 in the original principal amount of $243,600 made by the Company in favor of Blank;

     (iii) a Convertible Promissory Note dated September 30, 1998 in the original principal amount of $4,629.24 made by the Company in favor of Blank;

     (iv) a Convertible Promissory Note dated December 31, 1998 in the original principal amount of $12,504.92 made by the Company in favor of Blank;

     (v) a Convertible Promissory Note dated March 31, 1999 in the original principal amount of $14.435.22 made by the Company in favor of Blank; and

     (vi) a Convertible Promissory Note dated June 30, 1999 in the original principal amount of $15,033.48 made by the Company in favor of Blank (collectively the "BLANK NOTES").

              C. WHEREAS, Blank Trust is the holder of:

     (i) a Convertible Promissory Note dated July 29, 1998 in the original principal amount of $52,250 made by the Company in favor of Blank Trust;

     (ii) a Convertible Promissory Note dated October 23, 1998 in the original principal amount of $57,750 made by the Company in favor of Blank Trust;

     (iii) a Convertible Promissory Note dated September 30, 1998 in the original principal amount of $1,097.25 made by the Company in favor of Blank Trust;

     (iv) a Convertible Promissory Note dated December 31, 1998 in the original principal amount of $2,964.23 made by the Company in favor of Blank Trust;

     (v) a Convertible Promissory Note dated March 31, 1999 in the original principal amount of $3,421.84 made by the Company in favor of Blank Trust; and

     (vi) a Convertible Promissory Note dated June 30, 1999 in the original principal amount of $3,563.66 made by the Company in favor of Blank Trust (collectively the "BLANK TRUST NOTES").

              D.  WHEREAS, ITC is the holder of:

     (i) a Convertible Promissory Note dated July 29, 1998 in the original principal amount of $209,190 made by the Company in favor of ITC;

     (ii) a Convertible Promissory Note dated October 23, 1998 in the original principal amount of $231,210 made by the Company in favor of ITC;

     (iii) a Convertible Promissory Note dated September 30, 1998 in the original principal amount of $4,392.99 made by the Company in favor of ITC;

     (iv) a Convertible Promissory Note dated December 31, 1998 in the original principal amount of $11,867.71 made by the Company in favor of ITC;

     (v) a Convertible Promissory Note dated March 31, 1999 in the original principal amount of $13,699.82 made by the Company in favor of ITC; and

     (vi) a Convertible Promissory Note dated June 30, 1999 in the original principal amount of $14,267.60 made by the Company in favor of ITC (collectively the "ITC NOTES," and together with the Thayer Notes, the Blank Notes and the Blank Trust Notes, the "NOTES").

              E. WHEREAS, the Company has agreed to issue to Thayer (i)
Series D Shares, (ii) Series E Shares and (iii) Warrants in exchange for all of its interest in the Notes, and Thayer has agreed to such exchange on and subject to the terms and conditions of this Agreement.

              F. WHEREAS, the Company has agreed to issue to Blank, Blank
Trust and ITC (i) Series E Shares and (ii) Warrants in exchange for all of their interest in the Notes, and such Noteholders have agreed to such exchange on and subject to the terms and conditions of this Agreement.


                                   AGREEMENT

              NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1.

                                   DEFINITIONS

                  Unless otherwise defined herein or the context otherwise requires, the terms defined in this Article 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

                  "AGREEMENT" shall mean this Securities Exchange Agreement.

                  "BLANK" shall mean Edward Blank.

                  "BLANK NOTES" shall have the meaning assigned to such term in the Recitals.

                  "BLANK TRUST" shall mean The Edward Blank 1995 Grantor Retained Annuity Trust.

                  "BLANK TRUST NOTES" shall have the meaning assigned to such term in the Recitals.

                  "CLOSING" and "CLOSING DATE" have the respective meanings assigned to such terms in Section 2.2.

                  "COMMON STOCK" shall mean Common Stock, $.01 par value per share, of the Company.

                  "COMPANY" shall mean Aegis Communications Group, Inc., a Delaware corporation.

                  "GOVERNMENTAL ENTITY" shall mean any local, state, federal or foreign (i) court, (ii) government or (iii) governmental department, commission, instrumentality, board, agency or authority, including the Internal Revenue Service and other taxing authorities.

                  "ITC" shall mean ITC Service Company.

                  "ITC NOTES" shall have the meaning assigned to such term in the Recitals.

                  "LEGAL REQUIREMENT" shall mean any statute, law, ordinance, rule, regulation, permit, order, writ, judgment, injunction, decree or award issued, enacted or promulgated by any Governmental Entity or any arbitrator.

                  "LIEN" shall mean all liens (including judgment and mechanics' liens, regardless of whether liquidated), mortgages, assessments, security interests, easements, claims, pledges, trusts (constructive or other), deeds of trust, options or other charges, encumbrances or restrictions.

                  "NOTEHOLDERS" shall mean Thayer, Blank, Blank Trust and ITC.

          "NOTES" shall have the meaning assigned to such term in the Recitals.

          "PERSON" shall mean all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures, Governmental Entities and any other entities.

          "PREFERRED STOCK" shall mean Series D Preferred Stock and Series E Preferred Stock.

          "REGISTRATION RIGHTS AGREEMENT" shall mean that certain
Registration Rights Agreement dated July 9, 1998 by and among the Company, Thayer, Blank, Blank Trust and ITC.

          "REGISTRATION RIGHTS AMENDMENT" shall have the meaning assigned to such term in Section 5.1 hereof.

          "SECURITIES" shall mean the Series D Shares, the Series E Shares, the Warrants, the Common Stock issuable upon conversion of the Series D Shares and the Series E Shares, and the Common Stock issuable upon exercise of the Warrants.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          "SERIES B PREFERRED STOCK" shall mean Series B Preferred Stock, $.01 par value per share of the Company.

          "SERIES D PREFERRED STOCK" shall mean Series D Preferred Stock, $.01 par value per share of the Company.

          "SERIES D SHARES" shall mean an aggregate of 77,300 shares of Series D Preferred Stock.

          "SERIES E PREFERRED STOCK" shall mean Series E Preferred Stock, $.01 par value per share of the Company.

          "SERIES E SHARES" shall mean an aggregate of 44,018 shares of Series E Preferred Stock.

          "THAYER" shall mean Thayer Equity Investors III, L.P., a Delaware limited partnership.

          "THAYER NOTES" shall have the meaning assigned to such term in the Recitals.

          "WARRANTS" shall mean Warrants to purchase an aggregate of 1,000,000 shares of Common Stock (subject to adjustment) at an initial exercise price of $0.90625 per share (subject to adjustment), such Warrants to be evidenced by certificates substantially in the form attached hereto as EXHIBIT A.

                                   ARTICLE 2.

                             EXCHANGE OF SECURITIES

     2.1     EXCHANGE OF SECURITIES.

             (a) Subject to the terms and conditions set forth in this Agreement, Thayer agrees to exchange on the Closing Date all interests in the Notes held by Thayer for (i) the number of Series D Shares set forth across its name on ATTACHMENT A attached hereto, (ii) the number of Series E Shares set forth across its name on ATTACHMENT A attached hereto, and (iii) a Warrant to purchase the number of shares of Common Stock set forth across its name on ATTACHMENT A attached hereto, on the terms and subject to the conditions set forth herein.

             (b) Subject to the terms and conditions set forth in this Agreement, each of Blank, Blank Trust and ITC agrees to exchange on the Closing Date all interests in the Notes held by such Noteholder for (i) the number of Series E Shares set forth across such Noteholder's name on ATTACHMENT A attached hereto, and (ii) a Warrant to purchase the number of shares of Common Stock set forth across such Noteholder's name on ATTACHMENT A attached hereto, on the terms and subject to the conditions set forth herein.

     2.2 THE CLOSING. The closing (the "CLOSING") of the surrender of Notes by the Noteholders to the Company and the issuance of the Series D Shares, Series E Shares and Warrants by the Company to the Noteholders shall occur at 10:00 a.m., Los Angeles time, on the date hereof, at the offices of Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, 23rd Floor, Los Angeles, California 90071, or at such other time or on such other date as shall be agreed upon among the Noteholders and the Company, such hour and date being herein generally referred to as the "CLOSING DATE." At the Closing:

             (a)  Thayer shall deliver to the Company the Thayer Notes;

             (b)  Blank shall deliver to the Company the Blank Notes;

             (c)  Blank Trust shall deliver to the Company the Blank Trust
Notes;

             (d)  ITC shall deliver to the Company the ITC Notes;

             (e) The Company shall deliver to Thayer (i) a certificate or certificates evidencing the number of Series D Shares set forth across Thayer's name on ATTACHMENT A attached hereto, (ii) a certificate or certificates evidencing the number of Series E Shares set forth across Thayer's name on ATTACHMENT A attached hereto, and (iii) a Warrant to purchase the number of shares of Common Stock set forth across Thayer's name on ATTACHMENT A attached hereto, against delivery of the Thayer Notes; and

              (f) The Company shall deliver to each of Blank, Blank Trust and ITC (i) a certificate or certificates evidencing the number of Series E Shares set forth across such Noteholder's name on ATTACHMENT A attached hereto, and (ii) a Warrant to purchase the number of shares of Common Stock set forth across such Noteholder's name on ATTACHMENT A attached hereto, against delivery of the Notes held by such Noteholder.

                                   ARTICLE 3.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby covenants with, and represents and warrants to, each Noteholder as follows:

                  3.1 CAPITALIZATION. The authorized capital stock of the Company immediately prior to the Closing consists solely of: (i) 100,000,000 shares of Common Stock, of which 52,492,616 shares are issued and outstanding; and (ii) 1,000,000 shares of Preferred Stock, $.01 par value per shares, of which (1) 29,778 shares have been designated Series B Preferred Stock (29,778 shares of which are issued and outstanding), (2) 231,902 shares have been designated Series D Preferred Stock (none of which will be issued or outstanding prior to the Closing) and (3) 132,053 shares of have been designated Series E Preferred Stock (none of which will be issued or outstanding prior to the Closing). The rights, privileges and preferences of the Series B Preferred Stock are as stated in the Series B Preferred Stock Certificate of Designation filed with the Secretary of State of the State of Delaware on July 9, 1998. The rights, privileges and preferences of the Series D Preferred Stock and the Series E Preferred Stock are as stated in the Series D and E Preferred Stock Certificate of Designation attached hereto as EXHIBIT B. The Company's previously designated Series A Preferred Stock and Series C Preferred Stock are no longer outstanding and such designated preferred stock has resumed the status of authorized but unissued preferred stock.

                  3.2 ORGANIZATION, STANDING, ETC. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware, and has all requisite power and authority to carry on its business, to own and hold its properties and assets, to enter into this Agreement, the Registration Rights Amendment and the Securities to be or being issued by it as contemplated herein or therein.

                  3.3 SERIES D SHARES. The Series D Shares are duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens and restrictions, other than Liens that might have been created by Thayer and restrictions imposed by the Securities Act. The Common Stock issuable upon conversion of the Series D Preferred Stock have been duly authorized and reserved for issuance upon conversion of the Series D Preferred Stock, and, when issued and paid for in accordance with the terms hereof, the Company's Certificate of Incorporation and the Company's Series D and E Preferred Stock Certificate of Designation, will be duly authorized, validly issued, fully paid and nonassessable Common Stock, free and clear of all Liens and restrictions, other than Liens that might have been created by Thayer and restrictions imposed by the Securities Act.

                  3.4 SERIES E SHARES. The Series E Shares are duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens and restrictions, other than Liens that might have been created by the Noteholders and restrictions imposed by the Securities Act. The Common Stock issuable upon conversion of the Series E Preferred Stock have been duly authorized and reserved for issuance upon conversion of the Series E Preferred Stock, and, when issued and paid for in accordance with the terms hereof, the Company's Certificate of Incorporation and the Company's Series D and E Preferred Stock Certificate of Designation, will be duly authorized, validly issued, fully paid and nonassessable Common Stock, free and clear of all Liens and restrictions, other than Liens that might have been created by the Noteholders and restrictions imposed by the Securities Act.

                  3.5 WARRANTS. The Warrants are duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens and restrictions, other than Liens that might have been created by the Noteholders and restrictions imposed by the Securities Act. The Common Stock issuable upon exercise of the Warrants have been duly authorized and reserved for issuance upon exercise of the Warrants, and, when issued and paid for in accordance with the terms hereof and the warrant agreements evidencing the Warrants, will be duly authorized, validly issued, fully paid and nonassessable Common Stock, free and clear of all Liens and restrictions, other than Liens that might have been created by the Noteholders and restrictions imposed by the Securities Act.

                  3.6 CORPORATE ACTS AND PROCEEDINGS. All corporate acts and proceedings required of the Company for the authorization, execution, delivery and performance of this Agreement, the Registration Rights Amendment and each other agreement or instrument contemplated hereby or thereby, and the issuance and delivery of the Securities, have been lawfully and validly taken.

                  3.7 BINDING OBLIGATIONS. This Agreement, the Registration Rights Amendment and the Warrants constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement is limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws affecting the enforcement of creditors' rights generally, and by general equitable principles.

                  3.8 SECURITIES LAWS. The offer, issue and sale of the Series D Shares, the Series E Shares and the Warrants are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. The offer, issue and sale of the Common Stock issuable upon conversion of the Series D Preferred Stock and the Series E Preferred Stock and the Common stock issuable upon exercise of the Warrants will be exempt from the registration and prospectus delivery requirements of the Securities Act, and will be registered or qualified (or will be exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

                  3.9 DISCLOSURE. There is no fact which the Company has not disclosed to the Noteholders in writing which materially and adversely affects nor, insofar as the Company can now foresee, will materially and adversely affect, the properties, business, prospects, results of operation or condition (financial or other) of the Company or the ability of the Company to perform this Agreement, the Registration Rights Amendment or any of the transactions contemplated herein or therein.

                                   ARTICLE 4.

                  REPRESENTATIONS AND WARRANTIES OF NOTEHOLDERS

                  Each Noteholder, severally and not jointly, hereby covenants with, and represents and warrants to, the Company as follows:

                  4.1 EXECUTION AND DELIVERY. This Agreement and the Registration Rights Amendment have been duly authorized by all necessary action on the part of such Noteholder, have been duly executed and delivered by such Noteholder and constitute the legal, valid and binding agreement of such Noteholder, enforceable against such Noteholder in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the rights of creditors generally and the availability of equitable remedies.

                  4.2 INVESTMENT INTENT. Such Noteholder is acquiring the Series D Shares, the Series E Shares and the Warrant to be issued to such Noteholder for investment purposes only, for its own account and not as a nominee or agent for any other Person, and not with a view to or for resale in connection with any distribution thereof within the meaning of the Securities Act.

                  4.3 RESTRICTIONS ON TRANSFER.

                      (a) Such Noteholder understands and agrees that the Series D Shares, Series E Shares and Warrant such Noteholder will be acquiring have not been registered under the Securities Act, and that accordingly they will not be fully transferable except as permitted under various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. Such Noteholder acknowledges that he or it must bear the economic risk of his or its investment in the Series D Shares, the Series Shares and the Warrant for an indefinite period of time (subject to the Company's obligation to register the Common Stock underlying the Series D Shares, the Series E Shares and the Warrants pursuant to the Registration Rights Amendment) since they have not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available.

                      (b) Such Noteholder hereby agrees with the Company that the certificates evidencing the Series D Shares, the Series E Shares and the Warrants, and each certificate issued in transfer thereof, will bear (i) any legend required under any applicable state securities law and (ii) the following legend:

         "The securities evidenced by this certificate have not been registered under the Securities Act of 1933.

         These securities have been acquired for investment and not with a view to distribution and may not offered for sale, sold, pledged or otherwise transferred in the absence of an effective registration statement for such securities under the Securities Act of 1933 or an opinion of counsel reasonably satisfactory in form and content to the issuer that such registration is not required under such Act."


                                   ARTICLE 5.

                         CONDITIONS PRECEDENT TO CLOSING


          5.1 CONDITIONS OF NOTEHOLDERS. Notwithstanding any other provision of this Agreement, the obligations of the Noteholders to consummate the transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

                 (a) The representations and warranties of the Company contained in Section 3 of this Agreement shall be true and correct in all [material] respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company shall have complied [in all material respects] with all covenants and agreements and satisfied all conditions to be performed by the Company or satisfied on or prior to the Closing Date;

                  (b) The Noteholders shall have received from Hughes & Luce, L.L.P., counsel for the Company, a written opinion dated the Closing Date and addressed to the Noteholders, in substantially the form attached hereto as EXHIBIT C;

                  (c) The Noteholders shall have received from the Chief Financial Officer of the Company a certificate dated the Closing Date in substantially the form attached hereto as EXHIBIT D;

                  (d) The Noteholders shall have received from the Secretary of the Company in substantially the form attached hereto as EXHIBIT E; and

                  (e) The Company shall have entered into an amendment to the Registration Rights Agreement, substantially in the form attached hereto as EXHIBIT F (the "REGISTRATION RIGHTS AMENDMENT").

          5.2 CONDITIONS OF THE COMPANY. Notwithstanding any other provision of this Agreement, the obligations of the Company to consummate the transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

                  (a) The representations and warranties of the Noteholders contained in Section 4 of this Agreement shall be true and correct in all respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Noteholders shall have complied with all covenants and agreements and satisfied all conditions to be performed by the Noteholders or satisfied on or prior to the Closing Date; and

                  (b) The Noteholders shall have entered into the Registration Rights Amendment.


                                   ARTICLE 6.

                                 EXCHANGE NOTES

          6.1 The Company agrees that, to the extent the Company elects to redeem the Series D Shares and the Series E Shares in accordance with the Company's Certificate of Incorporation and the Company's Series D and E Preferred Stock Certificate of Designation by the issuance of its convertible promissory notes, such notes shall be substantially in the form of EXHIBIT G attached hereto.

                                   ARTICLE 7.

                               GENERAL PROVISIONS


          7.1 NOTICES. All notices and other communications under or in connection with this Agreement shall be in writing and shall be deemed given
(a) if delivered personally (including by overnight express or messenger), upon delivery, (b) if delivered by registered or certified mail (return receipt requested), upon the earlier of actual delivery or three days after being mailed, or (c) if given by telecopy, upon confirmation of transmission by telecopy, in each case to the parties at the following addresses:

                  (a)      If to the Company, addressed to:

                           Aegis Communications Group, Inc.
                           7880 Bent Branch Drive
                           Suite 150
                           Irving, Texas 75063
                           Attention: Chief Executive Officer

                           Telecopy: (972) 868-0396


                           With a copy to:

                           Hughes & Luce, L.L.P.
                           1717 Main Street
                           Suite 2800
                           Dallas, Texas 75201
                           Attention: Kenneth G. Hawari, Esq.

                           Telecopy: (214) 939-5849

                  (b)      If to any Noteholder, addressed to:

                           The address set forth under such Noteholder's name on the signature page hereto

          7.2 SEVERABILITY. If any term or provision of this Agreement or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable such term or provision in any other jurisdiction, the remaining terms and provisions of this Agreement or the application of such terms and provisions to circumstances other than those as to which it is held invalid or enforceable.

          7.3 ENTIRE AGREEMENT. This Agreement, including the attachments, exhibits and schedules attached hereto and other documents referred to herein, contains the entire understanding of the parties hereto in respect of its subject matter and supersedes all prior and contemporaneous agreements and understandings, oral and written, between the parties with respect to such subject matter.

          7.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Company and the Noteholders and their respective successors, heirs and assigns.

          7.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same Agreement.

          7.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Delaware.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or has caused this Agreement to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.

                                COMPANY:

                                AEGIS COMMUNICATIONS GROUP, INC.,
                                a Delaware corporation


                                By:
                                   -----------------------------------------
                                Name:
                                Title:


                                NOTEHOLDERS:

                                THAYER EQUITY INVESTORS III, L.P.,
                                a Delaware limited partnership

                                By: TC Equity Partners L.L.C.,
                                    Its General Partner


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

                                Address: Thayer Capital Partners
                                         1455 Pennsylvania Ave., N.W.
                                         Washington, D.C. 20004
                                         Attention:
                                                   -------------------------

                                         Telecopy: (202) 371--0391



                                --------------------------------------------
                                Edward Blank

                                Address:
                                        ------------------------------------

                                        ------------------------------------

                                        ------------------------------------
                                        Attention:
                                                  --------------------------

                                        Telecopy: (___) ___--_______________

                                THE EDWARD BLANK 1995 GRANTOR
                                RETAINED ANNUITY TRUST


                                By:
                                   -----------------------------------------
                                Name:  Edward Blank
                                Title: Trustee

                                Address:
                                        ------------------------------------

                                        ------------------------------------

                                        ------------------------------------
                                        Attention:
                                                   -------------------------

                                        Telecopy: (___) ___--_______________



                                 ITC SERVICE COMPANY


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:

                                 Address:
                                         -----------------------------------

                                         -----------------------------------

                                         -----------------------------------
                                         Attention:
                                                   -------------------------
                                         Telecopy: (___) ___--______________

                                  ATTACHMENT A


NOTEHOLDER              SERIES D SHARES  SERIES E SHARES   WARRANTS
----------              ---------------  ---------------   --------
1. Thayer Equity             77,300           32,855        907,984
   Investors III, L.P.


2. Edward Blank               -0-              5,106         42,091


3. The Edward Blank           -0-              1,211          9,978
   1995 Grantor Retained
   Annuity Trust

4. ITC Service Company        -0-              4,846         39,947

                        ---------------  ---------------   --------
         Total               77,300           44,018       1,000,000

                                    EXHIBIT A

                                 FORM OF WARRANT

                                    EXHIBIT B

                         SERIES D AND E PREFERRED STOCK
                           CERTIFICATE OF DESIGNATION

                                    EXHIBIT C

                           FORM OF OPINION OF COUNSEL

                                    EXHIBIT D

                     CERTIFICATE OF CHIEF FINANCIAL OFFICER

                                    EXHIBIT E

                            CERTIFICATE OF SECRETARY

                                    EXHIBIT F

                          REGISTRATION RIGHTS AMENDMENT

                                    EXHIBIT G

                       FORM OF CONVERTIBLE PROMISSORY NOTE